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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                  ------------

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  AUGUST 2, 2005

                                 [E-LOAN LOGO]

                                  E-LOAN, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                   000-25621                 77-0460084
          --------                   ---------                 ----------
      (State of other         (Commission File Number)     (I.R.S. Employer
     jurisdiction of                                      Identification Number)
      incorporation)

                            6230 STONERIDGE MALL ROAD
                          PLEASANTON, CALIFORNIA 94588
                          ----------------------------
           (Address of principal executive offices including zip code)

                                 (925) 847-6200
                                 --------------
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

Item 1.01. Entry Into a Material Definitive Agreement

On August 2, 2005, E-Loan, Inc. (the "Company") entered into a definitive Agreement and Plan of Merger (the "Merger Agreement") with Popular, Inc. ("Parent") and New Popular Acquisitions Corporation, a wholly owned subsidiary of Parent ("Merger Sub"). The Merger Agreement provides for a business combination whereby Merger Sub will merge with and into the Company (the "Merger"), with the Company continuing as a wholly owned subsidiary of Popular. Upon completion of the Merger, each share of common stock of the Company (other than shares owned by the Company, Merger Sub and stockholders exercising dissenters' appraisal rights in accordance with Delaware law) will be converted into the right to receive $4.25 in cash, without interest. Each outstanding Company stock option and stock warrant at the time of the closing will be cancelled in the Merger and the holder thereof shall be entitled to an amount of cash, without interest, equal to the excess, if any, of $4.25 over the exercise price or purchase price of such stock option or warrant, as the case may be, multiplied by the number of shares of stock subject to such option or warrant.

The Merger Agreement has been approved by the Board of Directors of each party and the Merger is subject to the approval of the Company's stockholders. In addition, the Merger is subject to other customary closing conditions, including clearance under the Hart-Scott-Rodino Antitrust Improvements Act and receipt of requisite governmental approvals.

The Merger Agreement contains certain termination rights for both the Company and Parent and further provides that, upon termination of the Merger Agreement under certain circumstances relating to competing business combination proposals, the Company may be obligated to pay Parent a termination fee equal to $12 million.

A copy of the Merger Agreement is attached as Exhibit 2.1 and is incorporated by reference herein. This summary does not purport to be complete and is qualified in its entirety by reference to such Exhibit.

The Merger Agreement included as Exhibit 2.1 contains representations and warranties that the Company and Parent made to each other. These representations and warranties were made as of specific dates, may be subject to important qualifications and limitations agreed to by the Company and Parent in connection with negotiating the terms of the Merger Agreement, and may have been included in the Merger Agreement for the purpose of allocating risk between the Company and Parent rather than establishing matters as facts. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the parties or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the companies and the Merger that will be contained in, or incorporated by reference into, the proxy statement that the Company will file in connection with the Merger, as well as in the Form 10-K, Forms 10-Q and other filings that the Company makes with the Securities and Exchange Commission.

                                      * * *

In connection with the proposed transaction, the Company will be filing a proxy statement and other materials with the Securities and Exchange Commission. Investors are urged to read the proxy statement and these materials when they are available because they will contain important information regarding the Company and the merger described above.

The Company and its officers and directors may be deemed to be participants in the solicitation of proxies with respect to the proposed transaction. Information regarding such individuals is included in the Company's proxy statements and Annual Reports on Form 10-K previously filed with the Securities and Exchange Commission, and in the proxy statement relating to the merger when it becomes available. Investors may obtain a free copy of the proxy statement and other relevant documents when they become available, as well as other materials filed with the Securities and Exchange Commission concerning the Company and these individuals, at the Securities and Exchange Commission's website at http://www.sec.gov. These materials and other documents may also be obtained for free from the Company at its website at http://www.eloan.com, under the heading "About E-LOAN," "Investor & Media Relations."

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Item 5.03  Amendments to Bylaws

On August 2, 2005, the Board of Directors of the Company approved an amendment to the Company's bylaws in order to omit superfluous references to cumulative voting. The Company's certificate of incorporation does not provide for cumulative voting.

The foregoing description of the amendment to the Company's bylaws is qualified in its entirety by reference to the bylaw amendment itself, which is filed as
Exhibit 3.1 attached hereto and is incorporated herein by reference.
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Item 9.01 Financial Statements and Exhibits


     (c) Exhibits


Exhibit   Agreement and Plan of Merger dated as of August 2, 2005, by and among
 2.1      Popular Inc., New Popular Acquisitions Corporation and E-Loan, Inc.

Exhibit
 3.1      Amendment to the Bylaws of E-Loan, Inc., dated August 2, 2005.

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                                   SIGNATURES


PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.


Date: August 8, 2005


                                            E-LOAN, INC.

                                            By: /s/ Darren Nelson
                                               ------------------
                                               Darren Nelson
                                               Chief Financial Officer

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                                  EXHIBIT INDEX

EXHIBIT NO.  DESCRIPTION
-----------  -----------

2.1 Agreement and Plan of Merger dated as of August 2, 2005, by and among Popular Inc., New Popular Acquisitions Corporation and E-Loan, Inc.

3.1          Amendment to the Bylaws of E-Loan, Inc., dated August 2, 2005.

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